NL INDUSTRIES, INC.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet of NL Industries, Inc. ("NL") as of September 30, 2003 gives effect to (i) the distribution of a $200 million promissory note payable by Kronos Worldwide, Inc. ("Kronos") to NL and (ii) the distribution by NL to its shareholders of 48.8% of the outstanding shares of common stock of Kronos, as if they had occurred on such date. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2002 and the nine months ended September 30, 2003 give effect to such transactions as if they had occurred on January 1, 2002. You should read this information in conjunction with the following:

     o    the   accompanying   notes  to  the  Unaudited  Pro  Forma   Condensed
          Consolidated Financial Statements;

     o the audited consolidated financial statements of NL included in its Annual Report on Form 10-K for the year ended December 31, 2002, as amended, and the unaudited consolidated financial statements of NL included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003; and

     o the audited consolidated financial statements of Kronos included in the Information Statement filed as Exhibit No. 99.1 to Kronos' Registration Statement on Form 10, and the unaudited consolidated financial statements of Kronos included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

     The unaudited pro forma condensed consolidated financial statements presented below are for informational purposes only and to aid you in your analysis of the financial aspects of the transactions described above. The pro forma condensed consolidated financial statements are not necessarily indicative of what NL's financial position or results of operations actually would have been had the transactions described above been completed at the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of NL following completion of the transactions described above.

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 2003
                                  (In millions)

                                                     NL      Pro forma         NL
                                                 historical adjustments     pro forma
                                                 ---------- -----------     ---------

ASSETS

Current assets:
  Cash and cash equivalents ................    $     59.7  $   --      $     59.7
  Restricted cash equivalents ..............          22.1      --            22.1
  Restricted marketable debt securities ....           8.2      --             8.2
  Receivables ..............................         177.6      --           177.6
  Inventories ..............................         203.3      --           203.3
  Prepaid expense ..........................           7.9      --             7.9
  Deferred income taxes ....................          10.5      --            10.5
                                                ----------  ------      ----------
    Total current assets ...................         489.3      --           489.3
                                                ----------  ------      ----------

Other assets:
  Investment in joint venture ..............         127.8      --           127.8
  Marketable equity securities .............          53.1      --            53.1
  Receivable from affiliate ................          16.0      --            16.0
  Other assets .............................          47.6      --            47.6
                                                ----------  ------      ----------

    Total other assets .....................         244.5      --           244.5
                                                ----------  ------      ----------

Property and equipment, net ................         405.1      --           405.1
                                                ----------  ------      ----------

                                                $  1,138.9  $   --      $  1,138.9
                                                ==========  ======      ==========

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

                               September 30, 2003
                                  (In millions)

                                                     NL      Pro forma         NL
                                                 historical adjustments     pro forma
                                                 ---------- -----------     ---------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current long-term debt ...................   $       .5  $   --      $       .5
  Payable to affiliates ....................          8.6        24.3        32.9
  Other payables and accruals ..............        170.4      --           170.4
  Income taxes .............................          8.5      --             8.5
  Deferred income taxes ....................          1.7      --             1.7
                                               ----------  ----------  ----------
    Total current liabilities ..............        189.7        24.3       214.0
                                               ----------  ----------  ----------

Noncurrent liabilities:
  Long-term debt ...........................        327.3      --           327.3
  Accrued environmental costs ..............         65.0      --            65.0
  Accrued pension costs ....................         43.2      --            43.2
  Accrued OPEB costs .......................         23.9      --            23.9
  Deferred income taxes ....................        152.1      --           152.1
  Other ....................................         14.2      --            14.2
                                               ----------  ----------  ----------

    Total noncurrent liabilities ...........        625.7      --           625.7
                                               ----------  ----------  ----------

Minority interest ..........................          8.7        83.4        92.1
                                               ----------  ----------  ----------

Stockholders' equity:
  Common stock .............................          8.4      --             8.4
  Additional paid-in capital ...............        777.8      --           777.8
  Retained earnings ........................        127.8      (107.7)       20.1
  Accumulated other comprehensive income ...       (163.7)     --          (163.7)
  Treasury stock ...........................       (435.5)     --          (435.5)
                                               ----------  ----------  ----------

    Total stockholders' equity .............        314.8      (107.7)      207.1
                                               ----------  ----------  ----------

                                               $  1,138.9  $   --      $  1,138.9
                                               ==========  ==========  ==========

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Year ended December 31, 2002
                      (In millions, except per share data)

                                                     NL      Pro forma         NL
                                                 historical adjustments     pro forma
                                                 ---------- -----------     ---------


Net sales ..................................     $   875.2   $  --        $  875.2
Cost of sales ..............................         671.8      --           671.8
                                                 ---------   ---------    --------
  Gross margin .............................         203.4                   203.4

Selling general and administrative
 expenses ..................................         107.7      --           107.7
Other operating expenses, net ..............          29.5      --            29.5
                                                 ---------   ---------    --------

  Income from operations ...................          66.2      --            66.2

Other expenses, net ........................          16.1      --            16.1
                                                 ---------   ---------    --------

  Income before income taxes ...............          50.1      --            50.1

Provision for income taxes .................          12.0         2.0        14.0

Minority interest ..........................           1.3        26.9        28.2
                                                 ---------   ---------    --------

  Net income ...............................     $    36.8   $   (28.9)   $    7.9
                                                 =========   =========    ========

Basic and diluted net income per share .....     $     .76                $    .16
                                                 =========                ========

Shares used in the calculation of
 per share amounts:
  Basic earnings per share .................          48.5                    48.5
  Dilutive impact of stock options .........            .1                      .1
                                                 ---------                --------

  Diluted earnings per share ...............          48.6                    48.6
                                                 =========                ========


See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      Nine months ended September 30, 2003
                      (In millions, except per share data)


                                                     NL      Pro forma         NL
                                                 historical adjustments     pro forma
                                                 ---------- -----------     ---------

Net sales ....................................    $   762.5   $ --       $  762.5
Cost of sales ................................        563.5     --          563.5
                                                  ---------   -------    --------

  Gross margin ...............................        199.0     --          199.0

Selling, general and administrative
 expenses ....................................         90.1     --           90.1
Other operating expenses, net ................         42.9     --           42.9
                                                  ---------   -------    --------

  Income from operations .....................         66.0     --           66.0

Other expenses, net ..........................         19.1     --           19.1
                                                  ---------   -------    --------

  Income before income taxes .................         46.9     --           46.9

Provision for income taxes (benefit) .........         (8.2)       2.4       (5.8)

Minority interest ............................           .2       32.2       32.4
                                                  ---------   -------    --------

Net income ...................................    $    54.9   $  (34.6)  $   20.3
                                                  =========   ========   ========

Basic and diluted net income per share .......    $    1.15              $    .42
                                                  =========              ========

Shares used in the calculation of
 per share amounts:
  Basic earnings per share ...................         47.7                  47.7
  Dilutive impact of stock options ...........           .1                    .1
                                                  ---------              --------

  Diluted earnings per share .................         47.8                  47.8
                                                  =========              ========

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Basis of presentation:

     The unaudited pro forma condensed consolidated balance sheet reflects adjustments necessary to reflect (i) the distribution of a $200 million 9% promissory note payable by Kronos to NL and (ii) the distribution by NL to its shareholders of 23.9 million shares (48.8%) of the outstanding shares of common stock of Kronos, as if they had occurred on September 30, 2003. The unaudited pro forma condensed consolidated statements of operations reflect adjustments necessary to reflect such transactions as if they had occurred on January 1, 2002.

     At September 30, 2003, Valhi, Inc. and Tremont LLC, a wholly-owned subsidiary of Valhi, own an aggregate of approximately 85% of the outstanding shares of common stock of NL. Valhi, Tremont and NL are members of the same consolidated tax group for U.S. federal income tax purposes. NL is a party to a tax sharing agreement with Valhi pursuant to which NL generally computes its provision for income taxes on a separate-company basis, and NL makes payments to or receives payments from Valhi in amounts that it would have paid to or received from the U.S. Internal Revenue Service had NL not been a member of such consolidated tax group.

     Prior to completion of the distribution by NL to its shareholders of 48.8% of the outstanding shares of common stock of Kronos, Kronos and its qualifying subsidiaries were members of NL's tax group. Following completion of the distribution, Kronos and its qualifying subsidiaries will no longer be members of NL's tax group, but Kronos and its qualifying subsidiaries will remain members of the same tax group of which Valhi and Tremont are members.

     The distribution by NL to its shareholders of 48.8% of the outstanding shares of common stock of Kronos will be accounted for as a spin-off recorded at book value, net of tax. Such distribution is taxable to NL, and NL is required to recognize a taxable gain equal to the difference between the fair market value of the shares of Kronos common stock distributed ($17.25 per share, equal to the closing market price of Kronos' common stock on December 8, 2003, the date the distribution was actually completed) and NL's adjusted tax basis in such stock at the date of distribution. With respect to the shares of Kronos distributed to Valhi and Tremont (20.2 million shares in the aggregate), effective December 1, 2003, Valhi and NL have amended the terms of their tax sharing agreement to not require NL to pay up to Valhi the tax liability generated from the distribution of such Kronos shares to Valhi and Tremont, since the tax on that portion of the gain is deferred at the Valhi level due to Valhi, Tremont and NL being members of the same tax group. Therefore, NL will be required to recognize a tax on the distribution only with respect to the shares of Kronos distributed to NL shareholders other than Valhi and Tremont (3.7 million shares in the aggregate).

Note 2 -- Unaudited pro forma condensed consolidated balance sheet - pro forma adjustments:

     The adjustment to minority interest as of September 30, 2003, represents recognition of the 48.8% of Kronos' pro forma net assets at such date which are attributable to Kronos shareholders other than NL. Such amount is calculated as follows:

                                                                     Amount
                                                                  (In millions)

Kronos' historical net assets at September 30, 2003                 $ 371.0
Less Kronos' promissory note payable to NL                            200.0
                                                                    -------

  Kronos' pro forma net assets at September 30, 2003                $ 171.0
                                                                    =======

48.8% of Kronos' pro forma net assets                               $  83.4
                                                                    =======

     The adjustment to payable to affiliates as of September 30, 2003 represents recognition of the income tax liability generated from the distribution of shares of Kronos common stock, as discussed above, and is calculated in the table below. Such tax liability has been calculated based on the actual closing market price for Kronos' common stock on December 8, 2003 (since there was no quoted market price for Kronos' common stock on September 30, 2003), and an estimate of the tax basis of the shares of Kronos common stock distributed as of September 30, 2003. NL's actual tax liability generated from the distribution will be based upon the tax basis of the shares of Kronos common stock as of the date of distribution (December 8, 2003).



                                                                   Amount
                                                           (In millions, except
                                                            per share amounts)

Shares of Kronos common stock distributed to NL                      3.7
shareholders other than Valhi and Tremont

Multiplied by fair market value of the shares
 distributed at the time of the distribution                      $17.25
                                                                  ------

    Aggregated market value                                         63.9

Less aggregate tax basis in the shares distributed to NL
shareholders other than Valhi and Tremont                             .4
                                                                 -------

    Taxable gain                                                 $  63.5
                                                                 =======

Tax on taxable gain at estimated combined U.S. federal and
state effective tax rate of 38.3%                                $  24.3
                                                                 =======

     The adjustment to retained earnings represents the book value, net of tax, of the shares of Kronos common stock distributed.

     There is no recognition in NL's unaudited condensed consolidated balance sheet of Kronos' $200 million promissory note payable to NL as such note payable is eliminated in NL's consolidated financial statements.

     Note 3 -- Unaudited pro forma condensed consolidated statements of income - pro forma adjustments:

     The adjustment to minority interest for the year ended December 31, 2002 and the nine months ended September 30, 2003 represents recognition of the 48.8% of Kronos' pro forma net income for such periods which are attributable to Kronos shareholders other than NL. Such amounts are calculated as follows:

                                                                     Year ended         Nine months ended
                                                                 December 31, 2002      September 30, 2003
                                                                               (In millions)

Kronos' historical net income                                        $     66.3              $    74.4
                                                                     ----------              ---------

Less net-of-tax interest expense on Kronos'
 $200 million 9% promissory note
 payable to NL:
    Interest expense at 9%                                                 18.0                   13.5
    Tax benefit at estimated combined
     U.S. federal and state
      effective tax rate of 38.3%                                           6.9                    5.2
                                                                     ----------              ---------

                                                                           11.1                    8.3
                                                                     ----------              ---------

Kronos' pro forma net income                                         $     55.2              $    66.1
                                                                     ==========              =========

48.8% of Kronos' pro forma net income                                $     26.9              $    32.2
                                                                     ==========              =========


     NL provides incremental income taxes on its equity in the net income of domestic subsidiaries and affiliates that are not members of NL's tax group. The adjustment to the provision for income taxes (benefit) for the year ended December 31, 2002 and the nine months ended September 30, 2003 represents recognition of such incremental income taxes on the 51.2% of Kronos' pro forma net income which are attributable to NL, using the 7% dividends received deduction effective income tax rate.

     There is no recognition in NL's unaudited pro forma condensed consolidated statements of income for interest expense associated with Kronos' $200 million promissory note payable to NL as such interest expense is eliminated in NL's consolidated financial statements.

Note 4 -- Pro forma per share amounts:

     The pro forma basic and diluted earnings per share amounts are based upon NL's historical basic and diluted weighted average shares outstanding for the year ended December 31, 2002 and the nine months ended September 30, 2003.